Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Description Of New Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
2.	Recent Accounting Pronouncements

In January 2011, the Company adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, which provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Company will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.